Exhibit 99.2

The information presented herein is derived from Monster Beverage Corporation’s proprietary, custom NielsenIQ database (and is not derived from our, or any industry participant’s, financial statements). While such information is based on data received from NielsenIQ, the results reported in this presentation may vary from those found in publicly available syndicated sources such as NielsenIQ and IRI Circana due to differing definitions of the energy drinks category and other factors. Further, Monster Beverage Corporation has not independently verified industry data collected or provided by Nielsen and makes no representations as to its accuracy or completeness. Data provided by NielsenIQ (and other third-party sources), as well as our analysis of such data, involve a variety of assumptions and methodologies that are subject to uncertainties, and therefore you are cautioned not to give undue weight to the information contained in this presentation.

UNITED STATES SCANNER DATA Source: NielsenIQ period ending 07/26/2025 TNA Energy Total U.S. All Measured Channels (13-weeks) $ % Change YA TNA ENERGY (Total U.S. xAOC + Conv) 13.2% MEC 8.3% MONSTER 11.0% REIGN -8.9% NOS 1.4% BANG -2.4% FULL THROTTLE 2.4% RED BULL 15.7% U.S. Convenience & Gas (4-weeks) $ % Change YA $ Share $ Share Change YA TNA ENERGY 10.1% MEC 8.1% 35.8 -0.6 MONSTER 10.9% 28.6 0.2 REIGN -3.9% 2.6 -0.4 NOS 2.8% 2.4 -0.2 BANG -6.5% 1.6 -0.3 FULL THROTTLE 2.1% 0.6 0.0 RED BULL 11.2% 36.4 0.4 CELSIUS 13.6% 8.1 0.3 C4 5.2% 3.3 -0.2 ALANI NU 142.8% 3.1 1.7 GHOST 6.6% 3.0 -0.1 5-HOUR -6.8% 2.7 -0.5 ROCKSTAR -11.1% 2.4 -0.6 Coffee + Energy Category 1.8% MEC 7.6% 60.3 3.3 STARBUCKS -8.5% 38.3 -4.3 Note: Canada data reflects the 12-week period ending 07/12/2025.

CANADA SCANNER DATA Source: NielsenIQ period ending 07/12/2025 TNA Energy Total Canada All Measured Channels $ % Change YA $ Share $ Share Change YA TNA ENERGY 17.5% MEC 15.8% 39.4 -0.6 MONSTER 18.5% 34.8 0.3 REIGN -16.3% 2.4 -1.0 NOS -8.3% 1.0 -0.3 BANG 145.2% 0.8 0.4 FULL THROTTLE 7.0% 0.4 0.0 Note: Canada data reflects the 12-week period ending 07/12/2025.

EMEA SCANNER DATA € % Change YA € Share % Share Change YA BELGIUM 29.8% 17.7 1.7 CZECH REPUBLIC 38.6% 25.0 4.0 DENMARK 15.2% 28.6 1.1 FRANCE 18.9% 29.1 -2.0 GREAT BRITAIN 19.8% 34.1 1.5 GREECE 9.7% 36.3 1.6 GERMANY 11.5% 17.2 1.1 ITALY 22.5% 32.4 2.9 NETHERLANDS 131.2% 13.9 7.4 NORWAY 24.6% 38.3 4.7 POLAND 30.6% 21.3 2.9 REPUBLIC OF IRELAND 28.0% 34.6 3.6 SOUTH AFRICA 14.0% 17.7 -1.0 SPAIN 9.9% 40.8 0.1 SWEDEN 14.1% 15.2 0.9 € % Change YA 2025 € Share % Change YA EGYPT 190.0% 13.1 4.3 KENYA 36.8% 43.3 6.1 NIGERIA 80.5% 23.6 1.5 Note: Germany and South Africa reflect the 13-week period ended June 29, 2025. Netherlands, Norway, Czech Republic, Belgium, Denmark, Sweden, Spain and France reflect the 13-week period ended June 15, 2025. Great Britain reflects the 13-week period ended June 14, 2025. Kenya, Nigeria and Egypt reflect the 13-week period ended June 31, 2025. Greece, Italy and Poland reflect the 13-week period ended May 25, 2025. Republic of Ireland reflects the 13-week period ended May 18, 2025. Source: L Nielsen IQ..All amounts are MEC. EMEA ALL MEASURED CHANNELS ENERGY DRINK CATEGORY GROWTH 15.4% € % Value Sales Change YA Total All Measured Channels

ASIA PACIFIC SCANNER DATA Note: Australia, New Zealand reflect the 13-week period ending June 29, 2025. Asia Pacific country data reflects the months of April-June 2025. Japan data source is Intage, Australia is Circana.. All other is Nielsen IQ 20.9% $ % Change YA ASIA PACIFIC ALL MEASURED CHANNELS ENERGY DRINK CATEGORY GROWTH $ % Change YA $ Share $ Share Change YA TOTAL ENERGY 13.5% MONSTER 27.1% 22.5% 2.4 MOTHER -11.1% 8.3% -2.3 A U S T R A L I A $ % Change YA $ Share $ Share Change YA TOTAL ENERGY 16.3% MONSTER 16.2% 15.1 0.0 MOTHER 2.6% 5.6 -0.7 LIVE+ -1.1% 4.4 -0.8 $ % Change YA $ Share $ Share Change YA TOTAL ENERGY 5.9% MONSTER 3.7% 56.6 -1.2 $ % Change YA $ Share $ Share Change YA TOTAL ENERGY 12.2% MONSTER 8.5% 51.4 -1.7 N E W Z E A L A N D S O U T H K O R E A J A PA N Total All Measured Channels

LATIN AMERICA SCANNER DATA 13.9% $ % Change YA LATIN AMERICA ALL MEASURED CHANNELS ENERGY DRINK CATEGORY GROWTH $ % Change YA $ Share $ Share Change YA TOTAL ENERGY 4.7% MONSTER 14.2% 31.4 2.6 PREDATOR 13.4% 6.3 0.5 M E X I C O $ % Change YA $ Share $ Share Change YA TOTAL ENERGY 47.6% MONSTER 34.1% 52.4 -5.3 $ % Change YA $ Share $ Share Change YA TOTAL ENERGY 3.8% MONSTER 0.7% 39.4 -1.2 C H I L E A R G E N T I N A Note: Latin America data reflects 3 months ending June 2025. All tracked markets are FX neutral. Total All Measured Channels $ % Change YA $ Share $ Share Change YA TOTAL ENERGY 20.5% MONSTER 21.2% 43.3 0.3 B R A Z I L